FORM 8-K


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2007

                           Commission File No. 0-3026


                                 PARADISE, INC.

                            INCORPORATED IN FLORIDA
                 I.R.S. EMPLOYER IDENTIFICATION NO. 59-1007583

                    1200 DR. MARTIN LUTHER KING, JR. BLVD.,
                           PLANT CITY, FLORIDA  33566

                                (813) 752-1155




































Item 4. Changes in Registrant's Certifying Accountant.

On December 20, 2007, the Board of Directors appointed Pender Newkirk & Company LLP to serve as Paradise Inc.'s independent auditors for the current fiscal year which ends on December 31, 2007. Pender Newkirk
& Company LLP will replace Bella, Hermida, Gillman, Hancock & Mueller as Paradise, Inc.'s independent auditors. The change in auditors is effective immediately.

On December 20, 2007, Bella, Hermida, Gillman, Hancock & Mueller resigned as the independent auditors of the company. Bella, Hermida, Gillman, Hancock & Mueller's reports on Paradise, Inc.'s consolidated financial statements for each of the past three fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of our three most recent fiscal years and through the date of this report, there were: (i) no disagreements with Bella, Hermida, Gillman, Hancock & Mueller on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Bella, Hermida, Gillman, Hancock & Mueller's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the company's consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Bella, Hermida, Gillman, Hancock & Mueller with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Bella, Hermida, Gillman, Hancock & Mueller's letter, dated December 20, 2007, stating its agreement with such statements.

During each of our three most recent fiscal years and through the date of this report, Paradise, Inc. did not consult with Pender Newkirk & Company LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.  The following exhibits are filed with this report:

Exhibit 16 - Letter from Bella, Hermida, Gillman, Hancock & Mueller to the Securities and Exchange Commission dated December 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  For PARADISE, INC.
                  A Florida Corporation


                  /s/ Jack M. Laskowitz        Date:  December 20, 2007
                  ---------------------
                  Jack M. Laskowitz
                  Chief Financial Officer and Treasurer



EXHIBIT 16




December 20, 2007



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Dear Sir/Madam:

We have read the first three paragraphs of Item 4 in the Form 8-K dated December 20, 2007 of Paradise, Inc. filed with the Securities and
Exchange Commission, and are in agreement with the statements contained therein.

Very truly yours,
/s/ Bella, Hermida, Gillman, Hancock & Mueller
Bella, Hermida, Gillman, Hancock & Mueller

Copy to: Jack Laskowitz
         Chief Financial Officer
         Paradise, Inc.